Exhibit 99.2

Exelon Investor Conference
August 6, 2003
The Waldorf=Astoria
New York City

Building Value – The Exelon Way
Agenda

7:30 a.m.–8:00 a.m	Registration and Continental Breakfast (Astor Salon, 3rd Floor)

Conference Program	(Jade Room, 3rd Floor)

8:00 a.m.–8:30 a.m	John W. Rowe – Introduction and Strategic Overview

8:30 a.m.–9:00 a.m	Oliver D. Kingsley, Jr. – Operating Overview

9:00 a.m.–9:15 a.m	Michael B. Bemis – Energy Delivery Regulatory Overview

9:15 a.m.–9:30 a.m	John W. Rowe – Evolving Regulatory Framework

9:30 a.m.–10:00 a.m	Break (Astor Salon)

10:00 a.m.–10:20 a.m	John F. Young – Generation Strategy

10:20 a.m.–10:40 a.m	Ian P. McLean – Portfolio Optimization and Risk Management

10:40 a.m.–11:10 a.m	Robert S. Shapard – Financial Overview

11:10 a.m.–12:00 p.m	John W. Rowe – Wrap-up/Q&A

Exelon Corporation Building Value - The Exelon Way John W. Rowe Chairman & Chief Executive Officer Exelon Investor Conference New York City August 6, 2003

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those discussed herein as well as those discussed in Exelon Corporation's 2002 Annual Report on Form 10-K in (a) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations-Business Outlook and the Challenges in Managing Our Business for Exelon, ComEd, PECO and Generation and (b) ITEM 8. Financial Statements and Supplementary Data: Exelon-Note 19, ComEd-Note 16, PECO-Note 18 and Generation-Note 13, and (c) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. Forward-Looking Statements

Total Return Comparisons 1/1/00 - 6/30/03 Source: Bloomberg

Elizabeth Anne Moler EVP, Government & Regulation, Exelon Corp John W. Rowe Chairman & Chief Executive Officer, Exelon Corp Oliver D. Kingsley, Jr. President & Chief Operating Officer, Exelon Corp Randall E. Mehrberg EVP & General Counsel, Exelon Corp Robert S. Shapard EVP & Chief Financial Officer, Exelon Corp Pamela B. Strobel EVP & Chief Administrative Officer, Exelon Corp S. Gary Snodgrass SVP & Chief Human Resources Officer, Exelon Corp Ian P. McLean EVP, Exelon Corp; President, Power Team, Exelon Generation The Exelon Way Team

Building on Success Low-cost generation portfolio Large, stable retail customer base No material trading or international exposure Strong balance sheet Positioned to deliver 5% annual earnings growth Experienced management to take Exelon to the next level of excellence - The Exelon Way

Today's Agenda Building Value - The Exelon Way 8:00 a.m.-8:30 a.m. John W. Rowe - Introduction and Strategic Overview 8:30 a.m.-9:00 a.m. Oliver D. Kingsley, Jr. - Operating Overview 9:00 a.m.-9:15 a.m. Michael B. Bemis - Energy Delivery Regulatory Overview 9:15 a.m.-9:30 a.m. John W. Rowe - Evolving Regulatory Framework 9:30 a.m.-10:00 a.m. Break 10:00 a.m.-10:20 a.m. John F. Young - Generation Strategy 10:20 a.m.-10:40 a.m. Ian P. McLean - Portfolio Optimization and Risk Management 10:40 a.m.-11:10 a.m. Robert S. Shapard - Financial Overview 11:10 a.m.-12:00 p.m. John W. Rowe - Wrap-up/Q&A

Operating Overview Oliver D. Kingsley, Jr. President & Chief Operating Officer Exelon Investor Conference New York City August 6, 2003

Generation Portfolio (1) Based on Exelon Generation's ownership and long-term contracts at 7/31/03, including AmerGen Energy Company, LLC; excludes investment in Sithe Energies, Inc. ECAR: 500 MW Contracted MAAC: 10,665 MW Total 10,415 MW Operating 250 MW Contracted MAIN: 20,164 MW Total 11,028 MW Operating 9,136 MW Contracted SPP: 795 MW Contracted SERC: 900 MW Contracted NPCC: 4,066 MW Operating ERCOT: 3,674 MW Total 2,494 MW Operating 1,180 MW Contracted Total: 40,764 MW (1) 28,003 MW Operating 12,761 MW Contracted

Largest U.S. Electric Customer Base ComEd Bundled ComEd Unbundled Alternative Suppliers ComEd Unbundled PPO PECO Bundled PECO Unbundled GWh Deliveries 64204 13226 9630 33589 2943 Total electric customers - 5.1 million 52% 11% 27% 8% 2%

Improved Energy Delivery Operations 1999 2000 2001 2002 2003 1999 2000 2001 2002 2003

World-Class Nuclear Operations

Focus on Operational Excellence 11 RFOs 6 RFOs 11 RFOs 3 RFOs RFOs-Refueling outages

Improvement in Exelon Power

Opportunity for Additional Improvement - Energy Delivery SAIFI - 2001 industry actuals; 2002 Exelon actuals American Customer Satisfaction Index (ACSI) - 2002 actuals

Exelon Power units are not consistently top quartile in their peer groups Actions: Fleet-wide material condition assessment completed Human performance initiatives Standard programs, processes Asset-by-asset portfolio review underway Data: GKS (Generation Knowledge System) benchmarking community Opportunity for Improvement - Exelon Power

Opportunity for Improvement - Exelon Nuclear Exelon Nuclear is closing the production cost gap to top performance compared with other major operators Continued focus on refueling outage execution, forced loss rate, operational excellence 6th lowest cost 5th lowest cost 2nd lowest cost Of the 11 large nuclear fleet operators, Exelon Nuclear was: Lowest cost Highest cost Data: Electric Utility Cost Group

The Exelon Way Goals Achieve top-quartile operating and financial performance excellence as measured by industry metrics Deliver at least $300 million in annual cash flow improvement from O&M and Cap Ex by 2004 Grow to more than $600 million in annual cash flow improvement by 2006 Strategy Reshape the Exelon business model to maximize consolidation and integration synergies Create a high-performance organization and culture of excellence Standardize, simplify and strengthen underlying business management processes Put the management in place to make it happen Aggressively pursue significant and sustainable cash flow improvement

Standard best programs and processes Reduce resource requirements, duplication; capture synergies Effective process management Enable sustained and replicable good performance Rigorous performance management Focus on productivity improvement Operational improvement and organizational alignment is driving sustainable cost reduction It's working in Nuclear. It's producing results in Power. It's being defined & implemented in Energy Delivery. The Exelon Way is driving it company-wide. The New Play Book

Genco Operations and Alignment - What's Different? Nuclear - Continued focus on top performance Power - Optimization and execution Power/Power Team market alignment Regional asset rationalization Sales and Marketing Enhanced marketing focus and leadership in all regions

EED will complete the merger $500 million uncaptured savings potential in O&M and capital EED is developing and implementing the model Consolidated organization structure with clear accountabilities Focus on the basics: events, errors, fundamental standards Leadership team and 18 process teams are driving business/organization integration EED Operations and Alignment - What's Different?

Supply Chain: > $2 billion total non-fuel spend in 2002 ~ 750 full-time employees ~ $80 million operating costs Integrated supply chain organization will deliver increased value Eliminate redundancy Strategic sourcing and category management Inventory management Vehicle fleet management e-Business payment channel Headcount reductions Sustainable savings opportunities 2004-2006: $120-180 million Corporate Support and Alignment - What's Different?

Information Technology: ~ $500 million Exelon IT spend in 2002 ~ 1,200 Exelon and contractor resources New structure consolidates IT, eliminates redundancies Re-prioritize, manage IT project spend Consolidate and reduce headcount Standardize infrastructure and processes Leverage the right outsourcing opportunities Strengthen governance Manage demand Sustainable savings opportunities 2004-2006: $50-70 million Corporate Support and Alignment - What's Different?

Exelon Energy Delivery Regulatory Overview Michael B. Bemis President, Exelon Energy Delivery Exelon Investor Conference New York City August 6, 2003

Current Regulatory Structure ComEd The Illinois Electric Service Customer Choice and Rate Relief Law of 1997 Transition period through 2006 Last pre-restructuring rate case - 1994 test year PECO Energy Electricity Generation Customer Choice and Competition Act - 1996 Restructuring Settlement Agreement - 1998 Transition period through 2010 Last pre-restructuring electric rate case - 3/90 test year Last gas rate case - 1988

PECO Transition Structure Generation rate cap expires January 1, 2011 Distribution rate cap expires January 1, 2007 $5.26 billion of stranded investment collected on 12-year amortization schedule with 10.75% return Annual reconciliation of Competitive Transition Charge (CTC) Stranded investment is not recomputed Returns (net income) decrease over time: $137 million in 2003 to $3 million in 2010

ComEd Transition Structure Established a "transition period" through 2006 Provided an opportunity to recover stranded costs, but did not predetermine the amount Recovery mechanisms included: Bundled Rate freeze though 2004 (later extended to 2006) Collection of CTCs from shopping customers using "revenues lost" approach Flexibility to restructure and transfer assets Ability to issue transition bonds securitized by the total regulated revenue stream Established ROE cap with earnings-sharing mechanism

"Revenues Lost" Approach Determines CTC Revenue Note: Regulated Revenues represent the average residential revenue/MWh for 2003, which was used for all periods. Other data represents actual averages for historical periods and hypothetical averages for future periods, based on assumption that current factors will not change. Hypothetical data are used for illustrative purposes only and they do not represent Exelon's projections for future rates. Regulated Revenues (from Bundled Rate Customers) Mitigation Factor Market-Based Revenues during transition period (absent CTC) Revenues Lost (recovered by CTC) CTC Energy (MVEC - Market Value Energy Component) Delivery Services

2003 ComEd Regulatory Settlement Addressed major issues awaiting regulatory action: Constructively concluded ComEd Residential Delivery Services rate case Modified calculation of CTC revenue for shopping customers Facilitated extension of full-requirements PPA between ComEd and Generation through 2006 Facilitated continued collection of decommissioning charge revenue through 2006 Supported Provider of Last Resort (POLR) provisions Provided funding for energy-related programs in Illinois

Evolving Regulatory Framework John W. Rowe Chairman & Chief Executive Officer Exelon Investor Conference New York City August 6, 2003

Electric Industry Ratemaking Evolution Post Transition Traditional Transition All electric services bundled Rates based on assets owned AFUDC Used and useful Prudency review Separation of regulated and competitive businesses Hybrid of traditional ratemaking and market pricing Stranded investment recovery CTC MVEC Shopping credit Mitigation factor Regulated T&D rates Market-based commodity pricing Rates based on services provided Retail risk management adder Energy procurement charge Customer switching premium A new bundled rate agreement

Post-Transition Strategy 2003 2007 Operating Earnings and cash flow growth Balance sheet re-engineering Regulatory Transmission rate case Delivery services rate case Socialize issues and solutions Financial The Exelon Way Optimize generation value

The "Status Quo" Scenario Lack of full recovery on T&D service No long-term risk management services High risk for customers (no rate certainty) Avg. bundled retail rev/kWh 2002 2007 7.7 cents 6.4 cents 2.5 cents Avg. T&D Charge 3.9 cents Market- based Energy Charge Note: Numbers represent actual average data for historical periods and hypothetical data for future periods, based on assumption that current factors will not change. Hypothetical numbers are used for illustrative purposes only and they do not represent Exelon's projections for future rates.

The "Full-Value Recognition" Scenario Average bundled rate below inflation-adjusted 1996 level Full recovery of T&D costs Market-based energy price Compensation for risk management services 2002 2007 7.7 cents 8.1 cents Avg. bundled retail rev/kWh Avg. T&D Charge Market- based Energy Charge Services Note: Numbers represent actual average data for historical periods and hypothetical data for future periods. Hypothetical numbers are used for illustrative purposes only and they do not represent Exelon's projections for future rates.

Building Value - The Exelon Way

Generation Strategy John F. Young President, Exelon Power Exelon Investor Conference New York City August 6, 2003

Exelon Generation: An Overview Exelon Generation Competitive energy business of Exelon Exelon Nuclear President: John L. Skolds Operates and maintains Exelon's nuclear assets Nuclear Capacity: 15,788 MW Exelon Power President: John F. Young Operates and maintains Exelon's fossil and hydro units Fossil Capacity: 10,631 MW Hydro Capacity: 1,584 MW Power Team President: Ian P. McLean Manages Exelon Generation's portfolio risk and optimizes near-term margins Contracts under management: 12,761 MW Exelon Generation: A world-class operator of nuclear power generation A broad based portfolio of gas, oil, coal, wind and hydro generation A experienced leader in wholesale power marketing and risk management

Regional Summary

Exelon


Nuclear
Hydro
Coal
Intermediate
Peaker

Total

Owned Gen:	**28,003 MW**
Contracted Gen:	**12,761 MW**
Total Generation:	**40,764 MW**

Midwest

Owned Gen:	11,028 MW
Contracted Gen:	9,636 MW
Total Gen:	20,664 MW
ComEd Control Area Peak Load:	22,100 MW

New England

Total Owned Gen:	4,066 MW

Mid Atlantic

Owned Gen:	10,415 MW
Contracted Gen:	250 MW
Total Gen:	10,665 MW
PECO Control Area Peak Load:	8,250 MW

ERCOT/South

Owned Gen:	2,494 MW
Contracted Gen:	2,875 MW
Total Gen:	5,369 MW
Load:	2,334 MW

- **Well-balanced portfolio in Midwest and Mid Atlantic**
- **Significant generation presence in ERCOT/South and NEPOOL**

Owned generation includes Exelon's share of AmerGen and excludes Sithe assets.

Evolving Power Markets Exelon Generation - Consistent over Time: Balancing power generation with load and wholesale trading Asset-led physical strategy and added balance through financial markets Financial results - What you see is what you get 1994 1996 1998 2000 2002 2004 1992 High Growth Asset lite strategy Convergence of power and gas markets Markets become more financial Access to capital markets Infancy Large physical markets Off-system sales of excess length Early stages of power trading Back to Basics Markets become more physical Collapse of the trading business model The future?

Exelon Generation's Strategy Exelon's Vision To become the best and the most consistently profitable electric and gas company in the United States Exelon Generation's Strategy Create value through proven world class operational excellence and superior market based commercial experience Business Strategy Goals and Objectives Key Skills Key Skills World class nuclear operations Demonstrated ability to extract value from fossil and hydro assets Financial valuation skills across commodities and products Knowledge of both power and fuels markets Goals and Objectives Generate electricity reliably and at a lower cost than our competitors Achieve top quartile operating performance on a sustained basis Optimize investment in assets consistent with market environment Leverage our commercial expertise to optimize our portfolio and mitigate risk

Generation: Value Creation Linking generation and load Continuous rationalization of assets: buy/sell/swap/retire/reinvest Understanding market dynamics, transmission, customers and environmental issues Execution of performance enhancement strategy for the entire fleet Aggressive management of fuel, O&M and capital cost Operational Excellence Maximize Exelon Generation Portfolio Value Long-Term Portfolio Balance Portfolio Optimization and Risk Management Reducing uncertainty by physical and financial hedging of power and underlying fuel Optimizing generation and load portfolio in the wholesale market Assets Assets Assets

Portfolio Optimization and Risk Management Ian P. McLean President, Power Team Exelon Investor Conference New York City August 6, 2003

Value Added Intermediary Nuclear Fossil Hydro Generation Exelon Power Team ComEd PECO Wholesale Power Markets Fuel Markets Affiliates Contracts Power Team manages the interaction between the generation portfolio and the wholesale customers in order to reduce risk and optimize Exelon Generation profitability in the near term.

Risk Management Framework Load Only Long View Long-Term Portfolio Balancing Portfolio Optimization & Risk Management Approach to Risk Management over Time Approach To Managing Volatility And Optimizing Value In 2003: Established hedge ratio goal of 80% or more Grew hedge position to 90+% on average for year For 2004: Establish portfolio and regional hedge book limits based on earnings-at-risk proxy and considering: Market liquidity and depth Internal hedges Sell forward or utilize options to stay within limits Optimize positions to provide flexibility and maximize earnings while staying within limits (leave some energy to spot) Increase hedge ratio in short run Do not over hedge in any region Purchase underlying fuel for any forward sales Risk appetite Load uncertainty There are three distinct time horizons from which to view risk management. Increasing

Risk Management 0% 1% 2% 3% 4% 5% 6% -743 -578 -413 -248 -83 83 248 413 578 743 $ Million Portfolio with load + forward sales Portfolio with load as a hedge Portfolio with target hedges Range at 90% confidence level Probability Margin Uncertainty ($) Portfolio Characteristics Generally long - to address full requirements PPAs Internal load provides 50% fixed price hedge Internal ComEd CTC hedge and Texas PPAs provide additional protection Risk Issues Reliability - Meeting load obligations in ComEd, PECO Financial (All Regions) - Power Prices & Volatility Fuel Prices & Volatility Load & Volatility Credit Issues

Midwest Portfolio * Assuming $5/MMBtu gas price ** Excludes recent decision to terminate 578 MW of coal options Indiana Illinois Chicago Market Dynamics The Midwest portfolio is in MAIN and ECAR. Predominantly a bilateral market Significant transmission constraints ComEd integration into PJM (est. 11/03) expected to increase volume of transactions MAIN: 25% reserve margin, 57,000-MW peak demand, coal = 33% of total capacity ECAR: 30% reserve margin, 100,000-MW peak demand, coal = 50% of total capacity Supply/demand equilibrium not expected until 2009/2010 18,350 Peak Load (MW) 74,500 Annual GWh (2004) Demand $21.50 20,664 Total Capacity $60.00 3,768 Peakers* $33.00 1,084 Intermediate $16.00 5,134** Coal $4.50 10,678 Nuclear Avg. Variable Cost ($/MWh) Plant 2003 Capacity (MW)

Midwest: Key Elements Minimal oil capacity in the portfolio Oil Spark Relatively insignificant spark capacity as compared to base-load length Gas Spark Oil not significantly on the margin in the region Oil Substantial base-load capacity ? Long gas position Gas increasingly on the margin Natural Gas Comments Impact Commodity Significant Insignificant 2003: +/- $1/MWh ATC power 2004: +/- $1/MWh ATC power $ 10 M $ 28 M ATC - Around the clock Risk Management 2003 Portfolio around 90% sold forward for 2003 and the underlying fuel purchased Put in place option strategies to mitigate weather and power/gas price risks Given significant base-load capacity, region still exposed to power price movements Risk Management 2004 Portfolio around 75% sold forward for 2004 and the underlying fuel purchased - limited ability to sell forward in financial markets Mitigated off-peak length by releasing 578 MW of high-priced Midwest Generation coal contracts Acquire intermediate products to complement existing asset portfolio Actively balancing generation and load through bilateral markets

Pennsylvania Maryland New Jersey Delaware Mid-Atlantic Portfolio * Assuming $5/MMBtu gas price Plant 2003 Capacity (MW) Avg. Variable Cost ($/MWh) Nuclear 5,110 $5.00 Hydro 1,584 NA Coal 1,434 $20.00 Intermediate & Wind 250 $40.00 Peakers* 2,287 $80.00 Total Capacity 10,665 Demand Annual GWh (2004) 34,000 PPA Peak Load (MW) 6,858 Market Dynamics All the Mid-Atlantic portfolio assets are in the PJM region. Centrally dispatched power pool 23% reserve margin, 63,800-MW peak demand (PJM and PJM West) Coal = 28% of total capacity Combined-cycle gas turbines (CCGTs) are on the margin a majority of on-peak hours and many summer off-peak hours Supply/demand equilibrium not expected until 2009/2010

Mid-Atlantic: Key Elements Significant Insignificant Commodity Impact Comments Natural Gas Substantial base-load capacity and oil- fired generation ? Long gas position Gas increasingly on the margin Oil Oil on the margin a significant proportion of the time Gas Spark Relatively insignificant spark capacity as compared to base-load length Oil Spark Significant oil-based capacity in the portfolio 2003: +/- $1/MWh ATC power 2004: +/- $1/MWh ATC power $ 2 M $ 6 M Risk Management 2003 Over 95% power sold forward and underlying fuel purchased Higher than expected native load required buyback of forward sales Upside and downside protection through options Risk Management 2004 Portfolio in 2004 fairly well hedged Acquire intermediate products to complement existing asset portfolio Further hedging limited to upside and downside protection through option strategies

ERCOT/South Portfolio Plant Capacity Avg. Variable Cost ($/MWh) Combined Cycle* 1,975 MW $40.00 Peakers* 3,394 MW $60.00 Total Capacity 5,369 MW Load** 2,334 MW * Assuming $5/MMBtu gas price ** TXU tolling deal totaling 2,334 MW Texas Oklahoma Georgia Market Dynamics The portfolio assets are in the ERCOT, SPP and Southern Company (SoCo) regions. ERCOT: Centrally dispatched power pool, 56% reserve margin, 57,629-MW peak, gas on the margin during peak hours, supply/demand equilibrium expected 2014 SPP & SoCo: Bilateral markets only, 43,000-MW peak (SPP), 48,000-MW peak (SoCo), reserve margins 21% (SPP), 28% (SoCo); gas on the margin during peak months, supply/demand equilibrium expected 2009/2010

ERCOT/South: Key Elements

Exelon

Commodity	Impact	Comments
Natural Gas	Mixed	• Gas on the margin a significant proportion of the time (over 80% of the hours); however, spark determines regional profit
Oil	Insignificant	• Oil not on the margin in the region
Gas Spark	Significant	• The entire portfolio is spark based; 40% are high-efficiency combined-cycle units
Oil Spark	Insignificant	• Minimal oil capacity

Significant ● Insignificant ○



ECONOMIC GENERATION, LOAD & SALES (ATC)
Economic Generation
Total Sales
MW
1,600
1,400
1,200
1,000
800
600
400
200
0
2003 Q3
2003 Q4
2004 Q1
2004 Q2
2004 Q3
2004 Q4

Risk Management 2003
Portfolio over 80% sold in Q3 and the underlying fuel purchased; however, portfolio exposed to market risks in Q4 as only 60% sold forward
Wolf Hollow not yet commercial; will sell forward over 70% of generation once commercial

Risk Management 2004
Portfolio largely unsold in 2004; currently, only 45% sold (excludes toll to TXU) – limited ability to sell forward in financial markets
In the process of selling generation and purchasing underlying gas for 2004 through bilateral markets – targeting a hedge ratio of around 80%

2003: +/- $1/MWh ATC spark	$ 2 M
2004: +/- $1/MWh ATC spark	$ 7 M

New England Portfolio * Assuming $5/MMBtu gas price Plant Capacity Avg. Variable Cost ($/MWh) Base-load* 2,421 MW $40.00 Peakers* 1,645 MW $60.00 Total Capacity 4,066 MW Massachusetts Maine Boston Market Dynamics All of the New England portfolio assets are in the NEPOOL region. Centrally dispatched pool with locational pricing 30% reserve margin in 2003, equilibrium expected in 2009/2010 Generation mix is predominately new CCGTs and old dual fuel units Majority of load served through competitive auctions NEPOOL governance weighted towards transmission and load interests

New England: Key Elements Significant Insignificant Commodity Impact Comments Natural Gas Gas increasingly on the margin (over 50% of the on-peak hours) Oil Over time the importance of oil in the region decreases Oil on the margin a significant proportion of the time (around 45%) Gas Spark Significant proportion of portfolio is gas based Oil Spark Oil-based capacity in the portfolio is insignificant 2003: +/- $1/MWh ATC spark $ 4 M Risk Management 2003 Around 60% of generation sold forward and underlying fuel purchased Fore River not sold forward due to uncertainty around commercial operation date Continuing to evaluate forward sales in light of bank financing issues

In Summary... Real assets, real financial results Linked load and generation strategy Focused risk management and short-term value creation

Financial Overview Robert S. Shapard Executive Vice President & Chief Financial Officer Exelon Investor Conference New York City August 6, 2003

Baseline and Goals Reporting and Timeline The Exelon Way

O&M and CapEx Targets ($ millions) 2004 Annual Impact O&M* CapEx Total GenCo $ 80 $ 65 $ 145 $ 115 $ 125 $ 240 EED 130 135 265 215 295 510 Total $ 210 $ 200 $ 410 $ 330 $ 420 $ 750 Cash Flow Summary 2004 Impacts GenCo $ 50 $ 65 $ 115 $ 71 $ 125 $ 196 EED 81 135 216 133 295 428 Total $ 131 $ 200 $ 331 $ 204 $ 420 $ 624 O&M CapEx Total 2006 Annual Impact O&M* CapEx Total Key Points Severance costs expected to occur in 3Q/4Q 2003 and most likely recur in late 2004/early 2005 for second stage reductions Anticipated staffing reduction target of ~1,200 by 2004 and 1,900 by 2006 Beyond severance, overall costs-to-achieve associated with information technology, facilities and third-party costs are not expected to be significant Savings targets are net of costs-to-achieve other than severance 2006 Impacts O&M CapEx Total * Pre-tax

Total Spend Baseline GenCo $ 1,200 $ 850 $ 2,050 EED 1,050 975 2,025 Enterprises 775 - 775 Corporate/BSC 1,050 125 1,175 Total $ 4,075 $ 1,950 $ 6,025 2003 Cost Baseline ($ millions) Total O&M* CapEx Total Spend Business Unit Considerations Based upon 2003 year-end targets Total Exelon O&M and CapEx to be addressed Approximately 50% of total O&M spend is labor related Enterprises largely addressed through divestment program * Pre-tax

Calendar May/June July August/September October - December Key Activities High-level organizational models defined First-cut targets affirmed by Teams New GenCo and EED high-level organizations announced Operating process identified Savings initiative tracking in place for "quick hits" Finalize detailed functional and Business Unit organization structures Complete 2004 opportunity assessments Prepare implementation plans for 2004 savings Staffing reduction (for 2004 targets) to be completed by mid-November Process redesign and implementation continuing High-Level Timeline

Financial Outlook

Build Value through Consistent Profitability Earnings Time Earnings Uncertainty Exelon Action Plan Load Migration & Competitive Market Evolution Electric & Gas Volatility EBG; InfraSource Sale Low-Cost, World-Class Operations IL & PA Transition Periods Pensions & Benefits Exelon Way

Build Value through Consistent Profitability Operating Earnings Per Share* Time $4.50 $4.49 $4.30 $5.00 "Top End" $4.70 $4.85 $4.83 $4.45 $5.45 $5.15 $3.86 2000 2001 2002 2003E 2004E * See end of presentation material for reconciliation to GAAP data. Note: Current 2003E operating EPS guidance is $4.80 to $5.00.

Exelon Consolidated Key Assumptions

EED Financial Outlook Note: See end of presentation material for reconciliation to GAAP data.

Genco Financial Outlook Note: See end of presentation material for reconciliation to GAAP data.

ECP $59 Initial Investment Asset Sales UPH ECP Net Investment Thermal Eval GW ECP Energy Thermal Closed Ops Other 4/30/02 BV East 2 1.8 1.65 1.57 1.48 1.28 1.26 1.08 0.98 0.885 West North 1.8 1.65 1.57 1.48 1.28 1.26 1.08 0.98 0.885 0.775 ($ millions) Investment 6/30/03 Book Value $2,000 $(200) Thermal Revaluation $(150) $(80) Extant Nextwave/ Kinetic/ Other Goodwill Adjustment $(90) $660 Other $(105) InfraSource $560 Comm $280 Therm $290 Energy $280 UPH $160 Capital Partners $200 Svcs $140 Other $90 Power Holdings Equip (UPH) $(270) $1,570 Net Investment after Cash Returned Cash Generated from Sales $(235) $(95) $(95) Thermal Closed Ops Energy Revalued Assets Booked Losses $2,000 $0 $1,000 $1,500 $500 ATT NOTE: Signed agreements to sell InfraSource businesses are expected to generate $280 million in cash. Capital Partners 6/03 Impairment $(20) Thermal $95 Services $90 Other $160 InfraSource sold: $280 $1,290 InfraSource $35 $280 Revaluation of Enterprises' Assets

Exelon Consolidated Financial Outlook Note: See end of presentation material for reconciliation to GAAP data.

Exelon Consolidated Balance Sheet

2002 Actual CTC Ent. Losses EBG Interest Sales MWG Options 2004 Gas EW_Infla Invisible dataset 4.65 4.65 4.8 4.94 5.01 5.13 5.09 5.09 Green 5 0.35 0.15 0.14 0.07 0.12 0.06 5.19 0.1 0.4 2003E Guidance 2004 E Gas Price Risks Exit Exelon New England ComEd CTC/RTO PECO CTC/Amort. Stop Enterprises Losses MW Gen Options Interest Exelon Way Other Risks and Opportunities +/- CTC Reset +/- Weather +/- Economy - Inflation Expected EPS Drivers $5.19 Sales Growth 2004 EPS Guidance: $5.15 - $5.45

Conference Wrap-up John W. Rowe Chairman & Chief Executive Officer Exelon Investor Conference New York City August 6, 2003

Valuation Measures P/E Earnings per Share Earnings per Share Dividends Yield 2004E (X) 2-Yr CAGR 2000-2002A (%) 2-Yr CAGR 2002A-2004E (%) 5-Yr CAGR 1997-2002A (%) (%) Exelon 11.0 11.9 4.2 2.2 3.5 Entergy 12.6 10.5 4.6 -5.5 3.5 FPL Group 12.1 4.7 3.1 3.8 3.9 Dominion Res. 11.9 20.4 2.4 0 4.3 Southern 14.7 10.6 2.1 0.8 4.9 Cinergy 12.3 1.3 1.5 0.1 5.4 Progress Energy 10.6 12.5 0.3 3.0 5.5 DTE Energy 9.5 7.4 -1.1 0 5.8 AEP 12.2 3.5 -11.0 0 5.0 Duke Energy 12.4 -5.4 -14.6 0.2 6.3 Average 11.9 7.7 -0.9* 0.5 4.8 * 2.1% CAGR excluding AEP and Duke Sources: Thomson First Call, Bloomberg Note: P/E and yield statistics as of 7/31/03 A=Actual; E=Estimate; CAGR=Compound annual growth rate

Building Value - The Exelon Way